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                                                                    EXHIBIT 10.2

                   EXTENSION OF CONTRACT FOR MANAGING AGENT


Agreement made as of the first day of July 1996 by and between Knickerbocker
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Village, Inc.           .
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Owner, and Cherry Green Property Corp.                  Managing Agent for the
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premises known as Knickerbocker Village 10 - 40 Monroe Street, New York, NY
10002
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(Address and Location)                                      Project#

Thereas, the parties have previously entered into a Contract for Managing Agents as of July 1, 1983 with subsequent extensions to June 30, 1996, and
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wish to extend further the Contract, it is agreed that:

1. The Contract is extended for twelve (12) months, from July 1, 1996 to June 30, 1997.

2.      Article 5.1(a) of the Owner-Agent Agreement is amended as follows:

                Managing Agent Fee - $ 68,663.00 per month. This amount represents the sum of:
                $61,687.00 the Projects Base Rate; plus
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                $ 6,976.00 the Project's Administrative Expense Fee.
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3.      Article 5.1(e) of the Owner-Agent Agreement is amended as follows:

        Site Manager Reimbursement for the year ending June 30, 1997 is $56,952.50 per year payable in equal monthly installments, in accordance with the attached schedule of salary and fringe benefits.

4. The Management Plan [ ] has [XX] has not been amended. If amended, the pages on which changes have been made are attached.

5. Unless thirty (30) days prior to the expiration of this contract, either the owner or the agent gives thirty (30) days written notice to the other party and DHCR of its intention not to renew, or DHCR gives such thirty (30) days written notice to both parties, this contract shall be extended on the same terms and conditions for an additional 12 months ending June 30, 1998. The monthly managing agent fee for the extended year shall be the fee agreed to in Article 5.1(a) above, modified by any DHCR authorized increments or by any lesser amount agreed to by the owner and the agent, or by other adjustments provided for by DHCR.

6.      Other (Use attachments if necessary).
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We hereby certify that the information listed below is true and correct.

a. There is a Fidelity Bond for at least 25% of the annual rent roll insuring both the Owner and the Managing Agent.

b.      There is a current Broker's License in the name of the Managing Agent.

c.      The Site Manager was hired on January 1987 and [XX] is currently
        certified by           NAHB               or [  ] is not certified
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                        (name of organization)

   As Registered Apartment Manager
OWNER: Knickerbocker Village, Inc.          AGENT: Cherry Green Property Corp.
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/s/Robert Gershon            10/17/96       /s/Robert Gershon    10/17/96
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   Signature                  Date            Signature            Date


Robert Gershon - Treasurer                   Robert Gershon - vice President
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      Name/Title (Please Type)                    Name/Title (Please Type)

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Approved:  New York State Division of                    Date:  10/24/96
           Housing & Community Renewal                        ----------------


By: /s/
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       Assistant Director of Management
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                    Name and Title


Distribution: HC Pres., MGP, Man. Agt., HMR, Admin., HAA

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